SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

ALLIANCE IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600
Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated November 3, 2003.

Item 12:  Results of Operations and Financial Condition

On November 3, 2003, we issued a press release, which sets forth our results of operations for the quarter and nine months ended September 30, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2003	/s/ KENNETH S. ORD
	Name:	Kenneth S. Ord
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1            Press Release dated November 3, 2003.